Exhibit 10.23

                                      Lease
                                      From

                           ASBURY AVENUE EAST, L.L.C.

                                       to

                            TWO RIVER COMMUNITY BANK

                                    ARTICLE I

                           Reference Data and Exhibits

1.1   Data
      ----

               DATE                           March 8, 2002

               LOCATION OF PREMISES           Asbury Avenue, Tinton Falls, NJ
                                              Block 128.03, Lots 23, 24, 25,
                                              26 39.01, 40

               LANDLORD                       Asbury Avenue East, L.L.C.

               ADDRESS OF LANDLORD            c/o 1481 Oak Tree Road,
                                              Iselin, NJ

               TENANT                         Two River Community Bank

               ADDRESS OF TENANT              c/o 1250 Highway 35 South,
                                              Middletown, NJ 07748

               LEASE TERM                     Fifteen (15) Years

               BASE RENT                      See Exhibit "C"

               PUBLIC LIABILITY               $2,500,000.00

               PROPERTY INSURANCE             100% Full Replacement Value

               SECURITY                       One Month's Rent


                                     - 1 -
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1.2   Table of Contents
      -----------------

ARTICLE I                     Reference Data and Exhibits
---------                     ---------------------------

1.1 Data
1.2 Table of Contents

ARTICLE II                    Premises
----------                    --------

2.1 Premises
2.2 Building
2.3 The Property
2.4 Plans and Specifications
2.5 Completion Date
2.6 Approval Contingency

ARTICLE III                   Terms
-----------                   -----

3.1 Terms of this lease
3.2 Preliminary Period
3.3 Initial Term
3.4 Renewal Terms

ARTICLE IV                    Building and Improvements
----------                    -------------------------

4.1 Construction of Building and Improvements
4.2 Tenant's Work
4.3 Completion of Construction
4.4 Utilities

ARTICLE V                     Rent
---------                     ----

5.1 Base Rent
5.2 Additional Rent
5.3 Additional Payment to Landlord
5.4 Net Lease

ARTICLE VI                    Liens and Encumbrances
----------                    ----------------------

6.1 No Right to Encumber without Consent

ARTICLE VII                   Real Estate Taxes
-----------                   -----------------

7.1 Real Estate Taxes
7.2 Taxes
7.3 Method of Payment
7.4 Tax Appeal
7.5 Pro-Rated Payment

ARTICLE VIII                  Utilities and Services
------------                  ----------------------
8.1 Utilities and Charges

ARTICLE IX                    Insurance
----------                    ---------

ARTICLE X                     TENANT's Additional Covenants
---------                     -----------------------------

10.1  Affirmative Covenants

         10.1.1               Use and Occupancy
         10.1.2               Compliance with Law
         10.1.3               Payment for TENANT's Work
         10.1.4               Indemnity
         10.1.5               LANDLORD's Right to Enter
         10.1.6               Personal Property at TENANT's Risk
         10.1.7.              Payment of LANDLORD's Cost of Enforcement
         10.1.8               Yield Up
         10.1.9               Maintenance
         10.1.10              Repair Obligations
         10.1.11              Roof/HVAC Repair Obligations

10.2     Negative Covenants

         10.2.1.              Overloading, Nuisance, etc.
         10.2.2               Installation, Alteration or Additions

10.3     Leasehold Improvements

ARTICLE XI                    LANDLORD's Additional Covenants
----------                    -------------------------------

11.1 Warranty on Use
11.2 Quiet Enjoyment; Non-Disturbance

ARTICLE XII                   Casualty or Taking
-----------                   ------------------

12.1     TENANT to Repair or Rebuild in the Event of Casualty
12.2     Right to Terminate in Event of Casualty
12.3     Eminent Domain

ARTICLE XIII                  Defaults
------------                  --------

13.1     Events of Default
13.2     Remedies
13.3     Remedies Cumulative
13.4     TENANT's Waivers
13.5     Effective of LANDLORD's Actions
13.6     Late Charge

ARTICLE XIV                   Miscellaneous Provisions
-----------                   ------------------------

14.1     Assignment, Subletting, etc.
14.2     Notice from One Party to the Other
14.3     Recording
14.4     Acts of God
14.5     Waiver of Subrogation

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14.6     No Accord and Satisfaction
14.7     Applicable Law and Construction
14.8     TENANT's Certificate
14.9     Limitation on Liability

ARTICLE XV                    Common Area
----------                    -----------

15.1     Common Area
15.2     Common Area Charges
15.3     Common Area Services
15.4     Determination and Payment of Common Area Charges

ARTICLE XVI                   Signs
-----------                   -----

16.1     Signs

ARTICLE XVII                  Hazardous Waste Provisions
------------                  --------------------------

17.1     Hazardous Waste

ARTICLE XVIII                 Subordination and Non-Disturbance Agreement
-------------                 -------------------------------------------

18.1     Subordination and Non-Disturbance Agreement

ARTICLE XIX                   Regulatory Approval of Tenant
-----------                   -----------------------------

19.1     Regulatory Approval

ARTICLE XX                    Construction of Shopping Center
----------                    -------------------------------

20.1     Development Project
20.2     Cooperation in Project
20.3     Easements

ARTICLE XXI                   Security Deposit
-----------                   ----------------

21.1     Amount of Security Deposit
21.2     Sale of Property
21.3     Insolvency of Tenant

ARTICLE XXII                  Option to Renew
------------                  ---------------

22.1     Option to Renew

ARTICLE XXIII                 Special Provisions
-------------                 ------------------

23.1     Additional lending facilities

EXHIBIT A - Site Plan
EXHIBIT B - Plans and Specifications
EXHIBIT C - Base Rent
EXHIBIT D - Property
EXHIBIT E - Rules and Regulations

                                   ARTICLE II
                                   ----------

                                    Premises
                                    --------

      2.1 Premises LANDLORD hereby leases to TENANT and TENANT hereby leases from LANDLORD, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the parcel of land (the "Land") shown on the site plan as described on Exhibit A annexed hereto and made a part hereof, together with any and all improvements, appurtenances, rights, privileges and easements befitting, belonging or pertaining thereto, which are a part of the premises shown on Exhibit A. The land, together with all appurtenances thereto and the building and improvements which LANDLORD shall build thereon in accordance with the terms of this Lease, are hereinafter collectively referred to as the "Demised Premises".

      2.2 Building The Landlord hereby covenants and agrees to construct for the use by the Tenant in accordance with the terms hereof an approximately two thousand five hundred (+/- 2,500) square foot building together with an approximately nine hundred (+/- 900) square foot three-lane drive through which shall be constructed on the pad site as delineated on Exhibit A.

      2.3 Property: The Demised Premises plus the proposed shopping center/office building (the "Shopping Center") together shall be referred to as the Property as seen on Exhibit D. The Shopping Center shall include an approximately +/- 28,000 square foot retail/office center and a +/- 6,000 square foot freestanding building unless otherwise changed by the Landlord.

      2.4 Plans and Specifications. The building to be erected by the Landlord on the Demised Premises shall be constructed in accordance with the Plans (as hereinafter defined) set forth in Exhibit B attached hereto and made a part hereof as may be amended by the Tinton Falls Planning Board. The construction of the building shall be subject, however, to any nominal lateral or forward or rearward deviation in the location and dimension as are set forth on the

Plans reserving, however, to the Landlord the right of ingress and egress adjacent to the Demised Premises and through the Shopping Center and also reserving space for all pipes, ducts, wires and the like, leading to and from the property.

      2.5 Completion Date. The Landlord hereby covenants that the Landlord shall complete the construction of the Demised Premises on or before twelve (12) months of the date of receipt by Landlord of all building permits for the construction of the Demised Premises. In the event that the Landlord has not completed the construction of the Demised Premises on or before said date, then the Tenant shall have the option to terminate the Lease, in which event neither Landlord nor Tenant shall have any further obligation to the other.

      2.6 Approval Contingency. This Lease is contingent upon Landlord obtaining all necessary governmental approvals for the construction of the Demised Premises. In the event Landlord does not receive all necessary governmental approvals within nine (9) months from the date of lease execution Landlord can terminate this Lease.

                                   ARTICLE III

                                      Terms
                                      -----

      3.1 Terms of this Lease. The term of this Lease shall include an initial term as described in Section 3.3 hereof ("Initial Term"), and renewal terms as described in Section 3.4 hereof.

      3.2 Preliminary Period. The preliminary period ("Preliminary Period") shall commence on the date of execution of this Lease and shall terminate on the commencement date of the Initial Term of this Lease.

      3.3 Initial Term. The Initial Term of this Lease and TENANT'S obligation to commence payment of rent to LANDLORD hereunder ("the Rental Commencement Date") shall commence on the earlier of (i) the date on which TENANT opens for business with the public at the Demised Premises; or (ii) forty-five (45) days after LANDLORD has delivered the bank building substantially in compliance with the Plans ready for TENANT to commence its interior fit-up work. The Initial Term shall continue for a period of fifteen (15) years from the first day of the first month which occurs on or after the commencement date of the Initial Term. Promptly after the commencement date of the Initial Term, LANDLORD and TENANT shall execute and deliver to each other a memorandum supplement to this Lease setting forth the commencement date and expiration date of the Initial Term.

      3.4 Renewal Terms. Provided that this Lease is in full force and effect and there is no uncured Event of Default (as defined in Article XIII hereof), TENANT shall have the option to extend this Lease for two (2) renewal terms of five (5) years each (each such period being referred to as a "Renewal Term") . Each Renewal Term shall commence upon the expiration of the Initial Term or a previous Renewal Term, as the case may be, and shall be upon the same terms and conditions as the Initial Term, except as otherwise specifically provided for in this Lease. The option for each Renewal Term shall be exercised by TENANT giving LANDLORD written notice at least twelve (12) months prior to the expiration of the then current term of this Lease, time being of the essence.

                                   ARTICLE IV

                            Building and Improvements
                            -------------------------

      4.1 Construction of Building and Improvements. LANDLORD shall, at its sole cost and expense, construct a one-story building containing +/- 2,500 square feet of space (the "Building") plus a 900 square foot three lane drive through (the "Drive Through") with appurtenances thereto (the "Improvements") in accordance with architectural, engineering, electrical and mechanical plans, drawings and specifications prepared by a licensed architect and approved by LANDLORD and TENANT (the "Plans"). It is understood by TENANT that the architecture for the Building and Improvements shall conform with that of the proposed Shopping Center. LANDLORD shall, reasonably promptly after the approval of the Plans, apply for a building permit for the construction of the Building and Improvements. LANDLORD shall commence construction of the Building and Improvements within ninety (90) days after the issuance of all necessary governmental approvals and permits therefore and shall proceed diligently with the construction of the Building and Improvements in a timely and workmanlike fashion.

      In construction of the Building and Improvements, LANDLORD shall comply with all laws, ordinances, municipal rules and regulations and the regulations and requirements of public authorities applying to or affecting the conduct of any work relating to the Demised Premises, the Building and the Improvements.

      4.2 Tenant's Work. The TENANT hereby acknowledges and agrees that the LANDLORD shall only be responsible for the construction of the Building in accordance with the Plans and that it shall be the TENANT'S responsibility, at its sole cost and expense, to perform any additional tenant fit-up work in connection with the Building that TENANT so desires. Neither the performance of the TENANT fit-up work nor the obtaining of any and all necessary permits therefore shall be the responsibility of LANDLORD. Both LANDLORD and TENANT hereby covenant and agree that they will use their best efforts to enable their respective contractors to complete their required work in connection with the construction of the Demised Premises and the TENANT'S fit-up work on a timely basis and shall instruct their respective contractors to complete their work with as little interference as possible with the other contractors on the site.

      4.3 Completion of Construction. Promptly upon completion of construction of the Building and Improvements, LANDLORD shall give notice of such completion to TENANT. In addition, LANDLORD shall furnish to TENANT a copy of the Certificate of Occupancy for the Building.

      4.4 Utilities. LANDLORD shall furnish electric, gas and telephone lines and conduits and water and sewer pipes at the outer edge of the Demised Premises. TENANT shall be responsible for hooking up to such utility lines, pipes and conduits, at its sole cost and expense. LANDLORD grants to TENANT an easement over those portions of the Shopping center adjacent to the Demised Premises for the purpose of tying in to said utility lines, pipes and conduits. In the event that any damage is caused to the parking lot, paving areas, walkways or other parts of the proposed Shopping Center as a result of the tying in to said utility lines, pipes and conduits by the TENANT, then the TENANT shall, at its sole cost and expense promptly repair said damage.

                                    ARTICLE V

                                      Rent
                                      ----

      5.1 Base Rent. TENANT covenants and agrees to pay to LANDLORD the sum of ONE MILLION THREE HUNDRED THIRTY ONE THOUSAND SEVEN HUNDRED THREE AND 75/100 ($1,331,703.75) DOLLARS throughout the term of the Lease as set forth in Exhibit "C" attached hereto and made a part hereof to Asbury Avenue East, L.L.C., c/o 1481 Oak Tree Road, Iselin, New Jersey 08830 or such other place as LANDLORD may by notice in writing to TENANT from time to time direct, in monthly installments as set forth on Exhibit "C", in advance, on or before the first ( day of each calendar month for the then current month during the term of this Lease. Base Rent for the first month of the term of this Lease shall be paid upon execution of this Lease by both parties.

      5.2 Additional Rent. All sums which TENANT under any of the provisions of this Lease assumes or agrees to pay, or which TENANT agrees are to be at the expense of TENANT, are deemed and considered to be rent, and in the event of non-payment thereof, LANDLORD will have all rights and remedies provided for herein, by law or equity, in the case of non-payment of rent.

      5.3 Net Lease. The annual rent, additional rent and all other sums required to be paid by TENANT under this Lease shall be absolutely net to LANDLORD throughout the term of this Lease, free of deductions or setoffs whatsoever with respect to the Premises and/or the ownership, leasing, operation, maintenance, repair, rebuilding, use or occupation thereof, or with respect to any interest of LANDLORD therein, it being the intention of the parties hereto that, by the execution of this Lease, TENANT shall, during the term of this Lease, assume, pay, or otherwise discharge, with respect to the Premises, every obligation relating thereto, except as otherwise expressly provided in this Lease.

      No event or occurrence during the term of this Lease, whether foreseen or unforeseen, shall give TENANT the right to terminate this Lease or to quit or surrender the Premises or relieve TENANT of its liability for the full annual minimum rent, additional rent and other sums required to be paid by TENANT under this Lease, or performance of any of TENANT'S other obligations under this Lease.

                                   ARTICLE VI

                             Liens and Encumbrances
                             ----------------------

      6.1 No Right to Encumber without Consent. Without LANDLORD'S prior written consent, which consent shall not be unreasonably withheld, TENANT shall not have the right to encumber this Lease or TENANT'S interest in the Demised Premises or the Improvements, furnishings, furniture, equipment, fixtures, and personal property thereon; provided, however, that said consent may be withheld by LANDLORD in the event that said encumbrance would adversely affect the LANDLORD'S ability to sell, refinance or redistribute its ownership interests in the Property.

                                   ARTICLE VII

                                      Taxes
                                      -----

      7.1 Real Estate Taxes. As additional rent, TENANT agrees to pay its proportionate share of all taxes levied upon the Property and land of any nature whatsoever, including special assessments. Special assessments shall be prorated taking into consideration the useful life of the improvement and the years remaining on the TENANT's lease term. In no event shall TENANT be responsible for the proportionate share of assessments beyond the term of this lease.

      The payment by TENANT of all real estate taxes shall commence simultaneously with the Initial Term rent payments hereunder and shall be payable throughout the term of this Lease. TENANT'S proportionate share shall be a fractional share of the taxes assessed against the Property, the numerator of which shall be the number of square feet of gross floor area of the Demised Premises and the denominator of which shall be the number of square feet of gross floor area in all the buildings in the Property once a Certificate of Occupancy is issued for the other buildings. Until that date TENANT'S proportionate share shall be as follows: Fifteen (15%) Percent of the land cost and a percentage of the improvement cost that is proportionate to the improvements used by the TENANT. If there are no other improvements on the property except for those improvements that are for the TENANT's use, TENANT shall pay One Hundred (100%) Percent of the improvement costs of the tax bill.

      7.2 Taxes. TENANT agrees to pay all taxes levied upon personal property, including trade fixtures and inventory, kept on the Demised Premises, as well as all taxes levied against the Demised Premises during the term of this Lease, after the presentation to TENANT by LANDLORD of statements from taxing jurisdiction in which the property is located.

      LANDLORD may direct the taxing authorities to send the statements directly to TENANT, in which case TENANT shall pay all such taxes prior to the date when any interest or penalty shall be due and shall immediately provide proof of payment to LANDLORD. TENANT and LANDLORD further agrees that TENANT, in the name of LANDLORD, but at TENANT's sole expense, may protest any assessment before any taxing authority or board or maintain any necessary legal action in reference to said assessment or for the recovery of any taxes paid thereon. Nothing herein contained shall require TENANT to pay any income or excess profits taxes assessed against LANDLORD or any corporate, capital stock, or franchise tax imposed upon LANDLORD. In addition, LANDLORD may protest any assessment regarding the Demised Premises before any taxing authority or board or maintain any necessary legal action in reference to said assessment or for the recovery of any taxes paid thereon and TENANT shall pay its proportionate share of any such action.

      7.3 Method of Payment. Except in the case where TENANT shall pay taxes directly, LANDLORD shall give written notice advising TENANT of its estimated proportionate share of the amount of taxes, together with a copy of the tax bill, and TENANT shall pay such amount to LANDLORD together with its monthly rental payment. If this Lease shall terminate during a tax year, TENANT shall pay to LANDLORD its prorated portion of the amount that would have been due for the full tax year based on the number of days of said tax year expired on the date of termination.

      7.4 Tax Appeal. TENANT shall have the right, in concert with other TENANTS and/or LANDLORD (but without cost to LANDLORD) to consent or appeal any tax or special assignment.

      7.5 Pro-Rated Payment. All sums to be paid by TENANT to LANDLORD pursuant to this Article VII shall be pro-rated from the Rental Commencement Date.

                                  ARTICLE VIII

                             Utilities and Services
                             ----------------------

      8.1 Utilities and Charges Therefor. Commencing on the date on which the LANDLORD has delivered the Demised Premises ready for TENANT to commence its interior fit-up work, and during the entire term of this Lease, TENANT agrees to pay directly to the Authority charged with the collection thereof, all charges for water, gas electricity, telephone, sewer and other utilities, including hook-up fees therefore, used or consumed in the Demised Premises and shall make its own arrangements for such utilities. TENANT shall produce to LANDLORD upon request receipts for payment of utility bills which, if unpaid, could become a lien upon the Demised Premises. TENANT shall pay when due and prior to the time that any lien or charge may be imposed upon the Demised Premises for nonpayment thereof, any assessment or charges made by a public utility or municipal or other public body against the Demised Premises for any improvement benefiting the Demised Premises. In the event any such services cannot be reasonably procured from any authority, and LANDLORD provides any such services, TENANT shall reimburse LANDLORD for its proportionate share of any such services used or consumed in the Demised Premises as additional rental.

                                   ARTICLE IX

                                    Insurance
                                    ---------

      During the Lease Term, TENANT, at its expense, shall maintain in effect:

      a. fire and casualty insurance (with broadest available form of extended coverage endorsement, including vandalism and malicious mischief) on the Building and Improvements on the Demised Premises in an amount equal to one hundred percent (100%) of the full replacement cost value thereof. On each anniversary of the commencement of this Lease, TENANT shall request the insurer to determine if the replacement cost value has increased, and if the insurer determines that there has been an increase, TENANT shall increase the amount of the coverage so that the policies insure one hundred percent (100%) of the replacement cost value of the Building and Improvements; and

      b. general public liability insurance against claims for personal injury, death or property damage occurring on or about the Demised Premises with combined single limit liability protection in the amount of not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00).

      During the Preliminary Period, and with respect to any construction performed by TENANT in connection with any TENANT fit-up, TENANT, at its expense, shall maintain in effect Completed Value Form Builders Risk Insurance with an extended coverage endorsement on one hundred percent (100%) of the value of the Building and Improvements.

      All insurance policies set forth above shall be carried in favor of LANDLORD and TENANT, as their respective interests may appear. In addition, all such insurance shall be in such form and with such responsible companies licensed to do business in the State of New Jersey as LANDLORD shall approve, which approvals shall not be unreasonably withheld. Each policy shall contain a provision that no act or omission of TENANT shall affect or limit the obligation of the insurance company to pay LANDLORD the amount of the loss sustained. All policies shall provide for at least thirty (30) days written notice to LANDLORD before cancellation or modification. Insurance certificates and original policies furnishing of all such insurance shall be provided to LANDLORD throughout the entire term of this Lease.

                                    ARTICLE X

                          TENANT's Additional Covenants
                          -----------------------------

      10.1 Affirmative Covenants. At all times during the term of this Lease and such further time as TENANT occupies the Demised Premises or any part thereof, TENANT shall covenant as follows:

      10.1.1 Use and Occupancy. To use or occupy the Demises Premises as a commercial bank and for no other purposes. TENANT shall not close its business for more than ten (10) days or move out of or vacate the Demised Premises during the term of this Lease.

      10.1.2 Compliance with Law. To make all repairs, alterations, additions or replacements to the Demised Premises required by any law or ordinance or any order or regulation of any public authority because of TENANT's use of the Demised Premises not occasioned by the material negligence of the Landlord or the negligence of any other tenants in the Shopping Center; to keep the Demised Premises equipped with all safety appliances so required because of such use; to procure any licenses and permits required for any such use; to pay all municipal, county or state taxes assessed against the personal property or any kind owned by or placed in, upon or about the Demised Premises by TENANT; and to comply with the orders and regulation of all governmental authorities, except that TENANT may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by TENANT in good faith and by appropriate legal proceedings and provided that TENANT first gives LANDLORD assurances reasonably satisfactory to LANDLORD against any loss, cost or expense on account thereof. LANDLORD has not made any warranty or representation as to whether TENANT will be able to procure any license, permit, or approval with respect to the Demised Premises, nor is this Lease in any way contingent upon TENANT's ability to procure any such license, permit or approval with respect to the Demised Premises.

      10.1.3 Payment for TENANT's Work. To pay promptly when due the entire cost of any work to the Demised Premises undertaken by TENANT and to bond against or discharge any liens for labor or materials within ten (10) days after written request by LANDLORD; to procure all necessary permits before undertaking such work; and to do all of such work in good and workmanlike manner, employing materials of good quality and complying with all governmental requirements. The TENANT covenants and agrees that with regard to any construction work to be performed with respect to the Demised Premises, the TENANT will require all general contractors and subcontractors to execute a Waiver of Liens which will provide that said general contractors or subcontractors shall not be permitted to file any liens for labor or materials in connection with said construction.

      10.1.4 Indemnity. To defend with counsel, save harmless and indemnify Landlord from all claims or damage to or of any person or property while on the Demised Premises unless arising from any negligence of LANDLORD, and from all claims or damage to or of any person or property occasioned by any omission, fault, neglect or other misconduct of TENANT.

      10.1.5 LANDLORD's Right to Enter. To permit Landlord and its agents to examine the Demised Premises at reasonable times and to show the Demised Premises to prospective purchasers and lenders, provided such entry shall not unreasonably interfere with TENANT's occupancy of its business in the Demised Premises. LANDLORD shall provide reasonable notice to TENANT of any showing unless there is an emergency.

      10.1.6 Personal Property at TENANT's Risk. That all of the furnishings, fixtures, equipment, effects and property of every kind, nature, and description of TENANT and of all persons claiming under TENANT that may be on the Demised Premises shall be at the sole risk and hazard of TENANT, including if the whole or any part thereof shall be destroyed or damaged by fire, water, or otherwise, or by the leakage or bursting of water pipes.

      10.1.7 Payment of LANDLORD's Cost of Enforcement. To pay on demand LANDLORD's expenses, including reasonable attorney's fees, incurred in enforcing any obligation of TENANT under this Lease or in curing any default by TENANT under this Lease as provided in Section 13.2(d), provided LANDLORD shall prevail in any judicial proceedings in respect to such enforcement.

      10.1.8 Yield Up. At the expiration of the term of this Lease or earlier termination of this Lease: to remove all trade fixtures and personal property; to repair any damage caused by such removal; to remove all TENANT's signs wherever located; and to surrender all keys to the premises and yield up the Demised Premises, broom clean and in the same good order and repair in which TENANT is obligated to keep and maintain the Demised Premises by the provisions of this Lease, reasonable wear and tear excepted. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as LANDLORD shall determine, without any obligation on the part of LANDLORD to account to TENANT for any proceeds therefrom, all of which shall become the property of LANDLORD. TENANT shall further indemnify LANDLORD against all loss, cost and damage resulting from TENANT's failure and delay in surrendering the Demised Premises.

      10.1.9 Maintenance. To maintain the Demised Premises and, at its own expense, to effect all necessary repairs and replacements to the Demised Premises and to keep the Demised Premises in good order and condition, reasonable wear and tear excepted, and to keep the Demised Premises in a clean and sanitary condition according to applicable state, city and county health and sanitary laws and ordinances during the term of this Lease. The Demised Premises shall not be maintained as, nor become, a private or public nuisance. In addition, at all times during the term of the Lease, TENANT shall maintain a maintenance contract with a qualified reputable service maintenance company for the heating, ventilation and air conditioning equipment ("HVAC") servicing the Demised Premises which contract shall include specific provisions for regularly scheduled periodic routine maintenance. TENANT shall furnish LANDLORD with a true copy thereof.

      10.1.10 Repair Obligations. Notwithstanding any language to the contrary set forth herein, TENANT shall be responsible for all necessary repairs to the exterior and foundation of the Demised Premises provided that said repairs are occasioned by the act, neglect or negligence on the part of the TENANT, its invitees, licensees, agents, contractors or customers.

      10.1.11 Roof/HVAC Repair Obligations. Notwithstanding any language to the contrary set forth herein, TENANT shall be responsible for all necessary repairs to the roof and HVAC systems of the Demised Premises provided said repairs are not occasioned by the material act, neglect or negligence on the part of the LANDLORD.

      10.2 Negative Covenants. TENANT covenants that it shall at all times during the Lease term and such further times as TENANT occupies the Demised Premises or any part thereof:

      10.2.1 Overloading, Nuisance, etc. Not injure, overload, deface or otherwise harm the Demised Premises; not commit any nuisance; nor make any use of the Demised Premises which is improper, offensive or contrary to any law or ordinance.

      10.2.2 Installation, Alteration or Additional. Not make any installations, alterations or additions (except only the non structural installation of fixtures necessary or appropriate for the conduct of its business), without on each occasion obtaining the prior written consent of LANDLORD, LANDLORD's consent not to be unreasonably withheld.

      10.3 Leasehold Improvements. During the term of this Lease, all leasehold improvements shall remain the property of TENANT, and TENANT shall also be entitled to the depreciation therefrom.

                                   ARTICLE XI

                         LANDLORD's Additional Covenants
                         -------------------------------

      11.1 Warranty on Use. LANDLORD warrants and represents that it is the owner in fee of the Land shown on Exhibit "A".

      11.2 Quiet Enjoyment. LANDLORD agrees that upon TENANT'S paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed hereunder, TENANT shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the Lease Term without any danger of hindrance or molestation from LANDLORD or anyone claiming under LANDLORD, subject to the covenants and conditions of this Lease.

                                   ARTICLE XII

                               Casualty or Taking
                               ------------------

      12.1 LANDLORD to Repair or Rebuild in the Event of Casualty. In case the Demised Premises or any part thereof shall be damaged or destroyed by fire or other casualty, taken (which term or reference to an eminent domain action generally, for the purposes of this article, shall include a sale in lieu of the exercise of the right of eminent domain) or ordered to be demolished by the action of any public authority in consequence of a fire or other casualty, this Lease shall, unless it is terminated as provided below in Section 12.2 or 12.3, remain in full force and effect, except as provided below, and LANDLORD shall, at its expense, proceed with due diligence to repair or rebuild the Demised Premises, or what may remain thereof, so as to restore it as nearly as practicable to the condition it was in immediately prior to such damage or destruction. Said repair or rebuilding shall relate to the work to be performed by LANDLORD in connection with the Building and shall not relate to the Tenant fit-up work described in this Lease. In the event, however, that the destruction to the Demised Premises exceeds fifty percent (50%) of the insurable value thereof, then the LANDLORD shall have the right to terminate the Lease upon sixty (60) days notice to TENANT. In the event that the LANDLORD is not able to repair the Demised Premises for full use and operation by the TENANT within eight (8) months of the date of said casualty, then the TENANT shall have the right to terminate this Lease upon sixty (60) days written notice to the LANDLORD. In the event that as a result of said casualty, TENANT is not able to occupy any part of the Demised Premises, then TENANT'S rental obligations to LANDLORD with regard to its base rent payments shall cease until the TENANT is able to re-occupy the Demised Premises. In the event that as a result of said casualty,

TENANT is only able to occupy a part of the Demised Premises, then TENANT'S rental obligations to LANDLORD with regard to its base rent payments shall be reduced on a pro-rata basis based upon the percentage of the Demised Premises still usable by TENANT.

      12.2 Right to Terminate in Event of Casualty. In case of any damage or destruction occurring in the last twelve (12) months of the Initial Term or any Renewal Term of this Lease, to the extent of fifty percent (50%) or more of the insurable value of the Building, TENANT or LANDLORD may, at its option, to be evidenced by notice in writing given to the other within twenty (20) days after the occurrence of such damage or destruction, in lieu of repairing or replacing the Building, elect to terminate this Lease on the date of such notice. In the event the TENANT or LANDLORD shall so terminate, all insurance proceeds shall become the property of the LANDLORD.

      12.3 Eminent Domain. It is understood and agreed that if the whole of the Demised Premises shall be taken for any public or quasi- public use under any statute, or by right of eminent domain, or by private purchase by public authority in lieu of the exercise of the right of eminent domain or if any part of the Demised Premises is so taken and the part not so taken is insufficient for the reasonable operation of TENANT's business in the reasonable opinion of TENANT in consultation with LANDLORD, which opinion shall not be arbitrarily or capriciously determined, then in any of such events, this Lease shall cease and expire on the date when possession shall be taken thereunder of the Demised Premises or part thereof and all rents, taxes and other charges shall be prorated and paid to such date.

      In the event that only a part of the Demised Premises is so taken and the part not so taken shall be sufficient for the reasonable operation of the TENANT's business, this Lease shall remain unaffected except:

      a. The TENANT shall be entitled to a pro-rated reduction in the rent to be paid hereunder, after the date of such taking, based on the proportion which the space so taken bears to the space originally demised, provided that consideration shall be given to the respective values of the space taken and the space not taken based on the award received;

      b. The LANDLORD shall promptly after such taking, and at the LANDLORD's expense, restore that part of the Building and Improvements not so taken to as near its former condition as is reasonably possible. The TENANT shall be responsible, at the TENANT'S expense, for the restoration of all its TENANT fit-up work at the Demised Premises so that TENANT can re-open for business in the Demised Premises. In the event, however, that the taking of the Demised Premises exceeds fifty percent (50%) of either the square footage or insurable value of the Demised Premises, then LANDLORD shall have the right to terminate this Lease upon sixty (60) days notice to the TENANT.

      In the event of any condemnation, taking or sale as aforesaid, whether whole or partial, LANDLORD and TENANT shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings, or as may be otherwise agreed, taking into consideration the fact that LANDLORD is the owner of the Building and the Improvements. TENANT shall be entitled to receive such part of the award that relates to non-fixtures and other items of personalty owned by TENANT and utilized in connection with the Demised Premises. Nothing contained herein, however, shall operate to reduce the amount of the award which LANDLORD would otherwise receive for its fee interest in the Demised Premises. In the event the condemning authority does not make separate awards and the parties are unable to agree as to amounts which are to be allocated to the respective interests of LANDLORD and TENANT, then each party shall select a M.A.I. real estate appraiser, (individually, an "Appraiser" and collectively, the "Appraisers") and the two Appraisers shall select a third Appraiser and the three Appraisers shall determine the amount of such condemnation awarded which is to be allocated to the respective interests of LANDLORD and TENANT. In the event the two Appraisers are unable to agree on the selection of the third Appraiser, the third Appraiser shall be selected by the president of the Board of Realtors of Monmouth County, New Jersey.

                                  ARTICLE XIII

                                    Defaults
                                    --------

      13.1 Events of Default. The occurrence of any one of the following shall constitute an event of default by TENANT whereupon LANDLORD may exercise its remedies herein:

      a. failure by TENANT to pay any sum required by this Lease on or before the due date thereof;

      b. failure by TENANT to perform or comply with any obligation of TENANT required hereunder within fifteen (15) days after written notice thereof from LANDLORD, or if such performance cannot be completed in fifteen (15) days, within a reasonable time provided TENANT is diligently pursuing such performance;

      c. the filing of a petition against TENANT for adjudication of it as a bankrupt or insolvent or for its reorganization or the appointment of a receiver or trustee for the benefit of its creditors, if such petition is not dismissed within sixty (60) days of filing; or the filing of such a petition by TENANT; or an assignment by TENANT for the benefit of its creditors; or the taking of possession of the property by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of the TENANT;

      d. if the Demised Premises shall be unoccupied by TENANT or the TENANT shall cease operating its business for a period of ten (10) consecutive days;

      e. if TENANT's leasehold interest in the Demised Premises is taken by execution;

      f. failure of TENANT to pay a five percent (5%) late fee, which shall be imposed for any rent not received by LANDLORD within ten (10) days after the date on which any rent or other payment required hereunder is due.

      13.2 Remedies. In addition to all other remedies available to LANDLORD at law or equity, upon the occurrence of any event of default by TENANT, LANDLORD at its option, may:

      a. terminate this Lease and all the interests of TENANT in the Demised Premises by giving TENANT ten (10) days notice of termination, and TENANT shall thereupon surrender the Demised Premises in the same condition and with the same effect (except as to TENANT's continuing liability for damages) as if the full term of this Lease had expired;

      b. with or without terminating this Lease, re-enter and repossess through judicial proceedings the Demised Premises, or any part thereof, and relet, or attempt to relet, any or all parts thereof upon such terms and conditions and to such persons or entities, for such uses, and for such period or periods of time as LANDLORD in its sole discretion, shall determine, including a term beyond the original expiration date of this Lease. For the purpose of such reletting, LANDLORD may make repairs, alterations, redecorations or additions to the Demised Premises to the extent it determines the same to be desirable or convenient, and the cost of such work shall be charged and payable by TENANT on demand. However, LANDLORD shall not be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent upon such reletting;

      c. with or without terminating this Lease , accelerate on demand the due date for the payment of all rent remaining to be paid from and after the occurrence of the event of default to the expiration of the term of this Lease, and such an amount shall be paid to LANDLORD on demand as liquidated damages for TENANT's default, in addition to all sums due and unpaid as of the date of the event of default. The termination of this Lease by LANDLORD shall not relieve TENANT of its obligation to pay these sums to LANDLORD as liquidated damages;

      d. pay or perform for the account of TENANT any obligation or work to be paid or done by TENANT pursuant to the provisions of this Lease which TENANT has failed to pay or do, and LANDLORD may re-enter and repossess through judicial proceedings such part of the

Demised Premises as may be necessary to perform such work. TENANT shall pay to LANDLORD on demand as additional rent the amount so paid by LANDLORD or expended by LANDLORD to do the work or otherwise cure the default by TENANT, together with interest on amounts expended at the rate of ten percent (10%) per annum. Notwithstanding anything above requiring LANDLORD to give notice to TENANT as a condition to the occurrence of an event of default, in an emergency where there is an immediate threat to the Demised Premises unless payment is made or work done, LANDLORD may pay or perform obligations on behalf of TENANT which TENANT has failed to pay or perform after notice to TENANT as much in advance as practicable under the circumstances prior to LANDLORD's payment or performance on behalf of TENANT.

      13.3 Remedies Cumulative. Any and all rights and remedies which LANDLORD may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of such rights and remedies may be exercised at the same time insofar as permitted by law.

      13.4 TENANT's Waivers. TENANT hereby waives the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings for the purpose, and in addition waives any right of redemption or re-entry or repossession, or to restore the operation of this Lease if it is terminated or if TENANT is dispossessed by any judgment or by warrant of any court or judge in the case of re-entry or repossession by LANDLORD, or in the case of expiration of the term of this Lease. Tenant, in addition, waives any and all benefits of any and all laws now or hereafter in force or effect exempting property of TENANT from liability for rent or for debt.

      TENANT waives the right to any notices to quit as may be specified in N.J.S.A. 2A:18-61.4, as amended, and LANDLORD agrees to give TENANT sixty (60) days prior notice to vacate.

      13.5 Effect of Landlord's Actions. Neither the failure by LANDLORD to insist upon the strict performance of any covenant, agreement or condition of this Lease or to exercise any right or remedy with respect thereto, nor the acceptance of any full or partial rental payment or other compensation payable hereunder, shall constitute a waiver of the breach of any such covenant, agreement or condition of this Lease. LANDLORD, notwithstanding any such failure or acceptance of payment, shall have the right hereafter to insist upon the strict performance by TENANT of any and all terms, covenants, agreements, conditions and provisions of this Lease to be performed by TENANT. There shall be no waiver of any term covenant, agreement, conditions and provision hereof except by written agreement of the party to be charged with the waiver.

      13.6 Late Charge. In the event that any monthly installment of rent shall become overdue for a period in excess of five (5) days, TENANT shall pay any additional charge to defray the expenses incident to handling each such overdue installment equivalent to five percent (5%) of each such overdue installment. Such additional charge shall be due on demand and payable as additional rent and acceptance by LANDLORD of any overdue installment of rent and such additional charge shall not be construed as a waiver of TENANT's obligation to pay each installment of rent on the first day of each calendar month as hereinabove set forth.

                                   ARTICLE XIV

                            Miscellaneous Provisions
                            ------------------------

      14.1 TENANT shall not, without the prior written consent of LANDLORD, which consent shall not be unreasonably withheld except as set forth below, assign this Lease or sublet a portion of the Demised Premises, or mortgage, pledge or encumber its leasehold interest created hereby (a "Pledge"). In the event that LANDLORD consents to any assignment or subletting, TENANT shall nevertheless remain liable for the performance of this Lease, and such consent shall not be deemed to be consent to any further subletting or assignment. TENANT agrees to pay LANDLORD, upon demand, the reasonable costs incurred by LANDLORD in connection with any request by TENANT for LANDLORD to consent to any assignment, subletting or pledge by TENANT. LANDLORD shall have the right to unreasonably withhold its approval from any assignment or subletting in the event that the assignee or sublessee is engaged in a business other than as a commercial bank. If LANDLORD approves any assignment or subletting, LANDLORD shall receive all profit from any subletting. Notwithstanding anything to the contrary contained herein, in the event that there is a bank consolidation or takeover of Two River Community Bank by another commercial bank, TENANT shall have the right to assign the Lease to said commercial bank with the understanding that the assignee shall assume all obligations under the Lease, including but not limited to, the payment of rent.

      14.2 Notice from One Party to the Other. Any notice from LANDLORD to TENANT or from TENANT to LANDLORD shall be deemed duly served if mailed by express, registered or certified mail, return receipt requested, postage prepaid, addressed, or if delivered by a nationally-recognized next day or courier service, if to TENANT, at the original address of TENANT or such other address as TENANT shall have last designated by notice in writing to LANDLORD, and if to LANDLORD, at the original address of LANDLORD or such other address as LANDLORD shall have last designated by notice in writing to TENANT. Any notice shall be deemed effective when received.

      14.3 Recording. TENANT agrees not to record this Lease, but TENANT agrees on request of the LANDLORD, to execute a Notice or short form of this Lease in a recordable form in compliance with applicable statutes, and reasonably satisfactory to LANDLORD's attorney. Any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

      14.4 Acts of God. In any case where either party hereto is required to do any act, excluding the payment of rent or other sum required to be paid by TENANT to LANDLORD hereunder, delays caused by or resulting from Acts of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or "a reasonable time".

      14.5 Waiver of Subrogation. All insurance which is carried by either party with respect to the Demised Premises, whether or not required, shall include provisions which either designate the other party as one of the additional insureds or deny to the insurer acquisition by subrogation of rights or recovery against the other for loss or injury against which the waiving party is protected by insurance carried by the other any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse and deliver to the other party any checks or other instruments in payment of loss in which it is named as payee.

      14.6 No Accord and Satisfaction. No acceptance by LANDLORD of a lesser sum than the rent of any other charges then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover any balance of such installments or pursue any other remedy in this Lease provided.

      14.7 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey, and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between LANDLORD and TENANT affecting this Lease. This lease may be amended only by instruments in writing executed by LANDLORD and TENANT. LANDLORD shall not be deemed in any way or for any purpose, to have become, by the execution of this Lease or any action taken thereunder, a partner of TENANT in its business or otherwise a joint venturer or member of any enterprise of TENANT. The titles of the several Articles and Sections contained herein are for convenience of reference only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "LANDLORD" and "TENANT" appearing in this Lease shall be construed to mean those names above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively.

      14.8 TENANT's Certificate. Tenant shall from time to time within ten (10) days of any request by LANDLORD execute and deliver to LANDLORD a certificate in form for recording stating that this Lease is in full force and effect, has not been modified (or, if it has been modified, identifying the modification), that to the best of TENANT's knowledge, no default exists on the part of either LANDLORD or TENANT (or, if such a default does exist, specifying the default) and specifying that date to which rent and other charges have been paid by TENANT hereunder. It is intended that any purchaser or mortgagee of LANDLORD's fee interest in the Demised Premises or any assignee of LANDLORD's interest in this Lease may rely on such a certificate by TENANT.

      14.9 Limitation of Liability. The liability of LANDLORD, its members, and successors of interest, under or with respect to this Lease, shall be strictly limited to and enforceable only out of its or their interest in the Demised Premises, and shall not be enforceable out of any other assets. In the event of the voluntary or involuntary transfer of fee ownership of the Demised Premises, LANDLORD shall be freed and relieved of all liability and obligation hereunder which shall thereafter accrue and TENANT shall look solely to such successor in interest for the performance of the covenants and obligations of the LANDLORD hereunder which shall thereafter accrue. LANDLORD acknowledges that any sale or other transfer of the Demised Premises shall be subject to the rights of TENANT under this Lease. TENANT acknowledges that no mortgagee which shall succeed to the interests of LANDLORD shall be liable for any previous act or omission of the LANDLORD.

                                   ARTICLE XV

                                   Common Area
                                   -----------

      15.1 Common Area. LANDLORD hereby grants to TENANT, in common with LANDLORD and other tenants, with respective invitees and licensees, the right to use the parking and public areas in the Property of which the Demised Premises is a part, Subject to the conditions hereinafter provided. TENANT hereby agrees that:

      a. LANDLORD may designate in the Property an area for TENANT's employee parking.

      b. Said parking area will not be used for permanent garaging or overnight parking.

      c. TENANT will conform with the reasonable rules and regulations of the common areas as LANDLORD may adopt common for all other tenants (Exhibit "E")

      d. LANDLORD reserves the right to close any or all portions of the common areas to such extent and for such time as is legally necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; and to make changes, additions, depletions, alterations or improvements in and to said common areas, including methods of ingress to and egress from such common areas, provided there shall be no obstruction of TENANT's rights of ingress to and egress from the Demised Premises.

      15.2 Common Area Charges. LANDLORD shall operate, maintain and repair the common areas for the Property. TENANT, for the common areas services to be performed by LANDLORD, shall pay, as additional rent, on the first day of each month, its proportionate share of LANDLORD's costs for the Common Area Services commencing on the date of the beginning of the Initial Term and on each successive anniversary thereof during the term of this Lease.

      15.3 Common Area Services. "Common Area Charges" shall mean in connection with the operation and repair of the common area:

      TENANT's proportionate share of the expenses of maintaining all common areas including without limitation all costs and expenses of operating, maintaining and repairing, cleaning, painting, striping, policing and securing the Common Areas (including the cost of equipment and employment taxes); removal of snow, ice, trash and debris; regulation of traffic; costs and expenses of inspecting of machinery and equipment used in the operation and maintenance of the common areas and personal property taxes and other charges incurred in connection with such equipment; costs and expenses of repair of paving, curbs, walkways, landscaping, drainage, pipes, ducts, conduits and similar items, and lighting facilities; costs and expenses of planting, replanting and replacing flowers, shrubbery and planters; costs and expenses incurred in the rental of music program service and loudspeaker systems, including furnishing electricity therefor; costs of water and sewer if not metered separately; and costs of services, if any, furnished by the LANDLORD for non-exclusive use of all tenants.

      15.4 Determination and Payment of Common Area Charges. TENANT'S proportionate share of the Common Area Charges will be determined by using a fraction, the numerator of which shall be the square footage of the Demised Premises and the denominator of which shall be the total number of square feet of gross floor area for all buildings that have a building permit on the Property. Until that date TENANT shall pay a percentage of the Common Area Charges that is proportionate to the amount of Common Area Services provided by LANDLORD for the TENANT's use of the site. If no other improvements are constructed on the property except for those improvements that are for the TENANT's use, TENANT shall pay One Hundred Percent (100%) of the Common Area Charges.

      The annual charge to TENANT for the first Lease year shall be an amount estimated by LANDLORD. Within ninety (90) days after the end of each year, LANDLORD may furnish to TENANT a statement of LANDLORD's costs of common area services paid by LANDLORD during such period, and thereupon there shall be an adjustment between LANDLORD and TENANT so that LANDLORD shall receive the entire of TENANT's proportionate share and no more. If additional amounts are found to be due and owing LANDLORD, such amount shall be payable by TENANT within twenty (20) days after the rendition of the statement, and if amounts are found to be owing to TENANT, then TENANT shall be entitled to a credit against its share of Common Area Charges for the ensuing lease year. For the next ensuing lease year, TENANT's proportionate share of the Common Area Charges shall be based upon such costs determined for immediately preceding lease year which shall be adjusted as herein provided.

      The TENANT'S obligation to commence to pay the cost of its common area services shall commence on the same date as the commencement of its obligation to pay basic rent pursuant to the terms of this Lease.

                                   ARTICLE XVI

                                      Signs
                                      -----

      16.1 Signs. TENANT shall have the right to place signs, at its own expense, upon the exterior of the Demised Premises identifying TENANT, provided such signs comply with the local ordinances and regulations, are of a reasonable size, content and color are not flashing or otherwise considered to be a distraction or nuisance to third parties, and all such signs shall be subject to the prior written approval of LANDLORD and shall be at TENANT's sole cost and expense. It is the responsibility of TENANT to investigate the rules and regulations of any and all appropriate governmental authorities governing sign size and location and to obtain any necessary approval. LANDLORD may install a monument for the shopping center or other signage. Said signage shall be at locations designated by LANDLORD and shall be designed in accordance with LANDLORD'S plans.

                                  ARTICLE XVII

                           Hazardous Waste Provisions
                           --------------------------

      17.1 Hazardous Waste. TENANT represents that its Standard Industrial Classification is SIC 6159 and such number is presently exempt from the Industrial Site Recovery Act as set forth in the N.J.S.A. et seq. ("ISRA"). TENANT covenants to maintain its exempt status for the term of this Lease or LANDLORD may terminate this Lease. TENANT shall immediately notify LANDLORD of any change in its exempt status.

      TENANT shall, at TENANT'S own expense, comply with ISRA and the regulations promulgated thereunder in the event of the closing, termination or transfer of TENANT's operation at the premises. TENANT shall also provide all information within TENANT's control requested by LANDLORD including a Letter of Non-Applicability. In the event that ISRA compliance becomes necessary at the premises due to any action or non-action on the part of the LANDLORD, then LANDLORD shall comply with ISRA and all requirements of the NJDEP and TENANT will cooperate in the execution of any documents required by LANDLORD or the State of New Jersey.

                                  ARTICLE XVIII

                   Subordination and Non-Disturbance Agreement
                   -------------------------------------------

      18.1 Subordination and Non-Disturbance Agreement. The TENANT hereby covenants and agrees to enter into a Subordination and Non- Disturbance Agreement with LANDLORD, in form and substance satisfactory to LANDLORD in its reasonable judgment, upon the request of Landlord and to execute such additional agreements and documents from time to time as LANDLORD may request in connection therewith.

                                   ARTICLE XIX

                          Regulatory Approval of Tenant
                          -----------------------------

      19.1 Regulatory Approval. The obligation of TENANT to comply with the terms and conditions of this Lease are subject to the receipt by Tenant of appropriate federal and state regulatory approvals for the operation of a branch of its bank in the Demised Premises within ninety (90) days of the date hereof. The Tenant shall use its best efforts to immediately apply for said federal and state approvals and to diligently prosecute its approval applications. In the event that the TENANT has not obtained said approvals within ninety (90) day period, then the LANDLORD shall have the right to terminate this Lease, in which event neither party shall have any further obligation to the other except as set forth below. In the event that the TENANT is not successful in obtaining the above-described approvals, then the TENANT hereby agrees to (i) immediately notify LANDLORD in writing of said fact, (ii) reimburse the LANDLORD for all charges incurred by the LANDLORD, including interest payments, points, (charged by its lender) and reasonable attorneys' fees, in connection with the loan obtained by LANDLORD to construct the Demised Premises and (iii) continue to pay the LANDLORD'S interest charges for a period from the date on which the LANDLORD is notified that the TENANT has not obtained said approvals until the earlier of: (i) the date on which the LANDLORD signs a lease with another tenant for the Demised Premises; or (ii) nine (9) months from the date on which the TENANT has notified the LANDLORD that it has not obtained said approvals.

                                   ARTICLE XX

               Construction of Shopping Center/Office Development
               --------------------------------------------------

      20.1 Development Project. TENANT acknowledges that the LANDLORD may undertake a development project on the land adjacent to and including the Premises, which development project may consist of a +/- 28,000 sq. ft. retail/office center and a +/- 6,000 square foot freestanding building as set forth on Exhibit D or other permitted uses. The foregoing is for informational purposes only. In no event shall LANDLORD be required to undertake any or all of the development project.

      20.2 Cooperation in Project. TENANT agrees to cooperate with LANDLORD and any construction personnel in connection with the development project including, without limitation, allowing reasonable access onto the Demised Premises to construction personnel in order to construct any improvements in connections with the development project. In addition, TENANT shall not object to the development project or any approvals required to be obtained by LANDLORD by any governmental authority.

      20.3 Easements. LANDLORD hereby reserves the right to allow cross access easements and/or right of ways among and between the properties to be used in the development project if necessary or desirable for the construction, parking, and use of the development project and its improvements.

                                   ARTICLE XXI

                                Security Deposit
                                ----------------

      21.1 Amount of Security Deposit. As security for the faithful performance by TENANT of all of the terms of this Lease, TENANT will concurrently with the execution and delivery of this Lease, deposit with LANDLORD the sum of SIX THOUSAND THREE HUNDRED NINETY ONE AND 66/100 ($6,391.66) DOLLARS which equals one month's rent and which shall herein be referred to as the Security Deposit, which shall be returned to TENANT, without interest, thirty (30) days after the day set forth for the expiration of the Term herein (notwithstanding the fact that this Lease may be sooner terminated), provided, however, that TENANT has fully and faithfully carried out all of the terms of this Lease. TENANT's acceptance of the return of the Security Deposit shall constitute an absolute release by TENANT of LANDLORD for and from any and all claims of any kind arising out of this Lease. The security deposit shall be adjusted so that it remains equal to one month's rent. LANDLORD shall have the right to apply any part of the Security Deposit to cure any default of TENANT and if LANDLORD does so, TENANT shall upon demand deposit with LANDLORD the amount so applied so that LANDLORD shall have the full Security Deposit on hand at all times during the Term of this Lease.

      21.2 Sale of Property. In the event of a sale of the Building or lease of the land on which it stands, LANDLORD shall have the right to transfer the Security Deposit to the vendee or lessee and the LANDLORD shall be considered released by the TENANT from all liability for the return of the Security Deposit and the TENANT shall look solely to the new LANDLORD for the return of the Security Deposit and it is agreed that this shall apply to every transfer or assignment made of the Security Deposit to a new LANDLORD. The Security Deposit shall not be mortgaged, assigned or encumbered by TENANT. Any mortgagee of

LANDLORD shall be relieved and released from any obligation to return the Security Deposit in the event such mortgagee comes into possession of the Demised Premises and/or the Building by reason of foreclosure of its mortgage or any proceeding in lieu thereof.

      Insolvency of TENANT. In the event of the insolvency of TENANT, or other proceeding described in Section 17.04 or in the event of the entry of a judgment in bankruptcy in any court against TENANT which is not discharged within thirty
(30) days after entry, or in the event a petition is filed by or against TENANT under any chapter of the bankruptcy laws of the State of New Jersey or the United States of America, then in such event, LANDLORD may require the TENANT to deposit security in an amount which in LANDLORD's sole judgment would be sufficient to adequately assure TENANT's performance of all of its obligations under this Lease including all payments subsequently accruing. Failure of TENANT to deposit the security required by this Section within ten (10) days after LANDLORD's written demand shall constitute a material breach of this Lease by TENANT.

                                  ARTICLE XXII

                                 Option to Renew
                                 ---------------

      22.1 Option to Renew. Tenant has the option, at the end of the term, provided Tenant is not in default under the Lease, to renew this Lease for two
(2) additional five (5) year renewal terms. The Base Rent during each term shall be as follows:

                      MONTHLY         MONTHLY        MONTHLY         YEARLY
                      BUILDING        DRIVE THRU     TOTAL           TOTAL
                      --------        ----------     -----           -----

FIRST RENEWAL:
YEARS 16-20           $  8,596.25     $  1,547.33    $ 10,143.58     $121,722.90

SECOND RENEWAL:
YEARS 21-25           $ 10,315.50     $  1,856.79    $ 12,172.29     $146,067.48

      The rent shall be payable as provided in accordance with the Lease. TENANT shall notify the LANDLORD in writing at least .one hundred twenty (120) days prior to the expiration of the term and the first renewal term of TENANT's desire to renew the Lease.

                                  ARTICLE XXIII

                                Special Provision
                                -----------------

      23.1 Additional Lending Facilities. Landlord agrees that no other bank, lending institution, credit unions or ATM's will be permitted on the site during the term of this Lease, unless TENANT subleases or assigns this Lease to a tenant that is not a commercial bank pursuant to Section 14.1.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.

                                         LANDLORD:

WITNESS:                                 ASBURY AVENUE EAST, L.L.C.

/s/ Doug Sitar                           By: /s/ William Sitar
-----------------------------                -----------------------------------
Doug Sitar                                   William Sitar, Managing Member


                                         TENANT:

/s/ Michael J. Gormley                   TWO RIVER COMMUNITY BANK
-----------------------------
SVP
                                         By: /s/ Barry B. Davall, President
                                             -----------------------------------
                                                 Barry B. Davall, President

                                   EXHIBIT "A"

                                 MATCH EXISTING

                                      [MAP]

                                   EXHIBIT "B"

                            Plans and Specifications

Landlord shall perform the following work:

Construction of a +/- 2,500 square foot building with +/-900 square foot three lane drive- up window and a pass thru lane.

            o     All footings, foundation and structural work for the facility.

            o The building skin consisting of a metal stud exterior with a brick facade.

            o     Wood truss roof with Timberline shingles throughout.

            o     The drive-thru structure in its entirety.

            o The interior face of the exterior walls to be insulated and sheet-rocked, taped and spackled

            o     Two bathrooms complete.

            o     Sprinkler mains.

            o     HVAC equipment with no distribution.

            o     Electrical service to panel box at interior of the building.

            o All required entrances, doors, frames, hardware and curtainwall.

                                   EXHIBIT "C"

                                ANNUAL BASE RENT*
                                ----------------

                                                                MONTHLY                                            YEARLY
                                      MONTHLY                    TOTAL                   YEARLY                     TOTAL
                                      -------                    -----                   ------                     -----

                            Building         Drive Thru                        Building         Drive Thru       Yearly Total
                            --------         ----------                        --------         ----------       ------------
1 Commencement of           $  5,416.66      $    975.00      $  6,391.66      $ 65,000.00      $ 11,700.00      $ 76,700.00
   Initial Term-Year 5
2 Years 6- 10               $  6,229.17      $  1,121.25      $  7,350.42      $ 74,750.00      $ 13,455.00      $ 88,205.00
3 Years 11- 15              $  7,163.54      $  1,289.44      $  8,452.98      $ 85,962.50      $ 15,473.25      $101,435.75

* The above rent is solely the Base Rent and does not include the additional rent, such as taxes, CAM and any other additional rent, which shall be payable in accordance with the Lease.

                                   EXHIBIT "D"

                                      [MAP]

                                   EXHIBIT "E"

                              RULES AND REGULATIONS
                              ---------------------

1. All loading and unloading shall be done only in the areas and through the entrances designated for such purposes by Landlord.

2. No aerial or any other device shall be erected on the roof or exterior walls of the Demised Premises, or on the grounds without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal by the Landlord, its agents or representatives without notice at any time and at the sole cost and expense of Tenant. In addition, Tenant shall use Landlord's roofer, at its sole cost and expense, in conjunction with Tenant's installation of all devices erected on the roof.

3. No loudspeakers, televisions, radios or other devices shall be used in a manner so as to be heard or seen outside of the Demised Premises without the prior written consent of the Landlord.

4. Tenant shall keep the Demised Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

5. Tenant shall, at Tenant's costs, contract the services of an exterminator on a monthly basis or whenever deemed necessary by the Landlord.

6. Tenant is not permitted to use any space heaters, including but not limited to kerosene, propane or electric.

7. The plumbing facilities shall not be used for any other purpose than that for which they were constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall, have caused it.

8. Tenant shall promptly comply with all laws, orders, directions, rules and requirements of governmental authorities and cognizant insurance carriers.

9. Maintain the rental space and all equipment within it in good repair and appearance, and in neat, clean, safe and sanitary condition free of all garbage, papers, and trash.

10. Use all electric, plumbing and other facilities in the Demised Premises safely.

11. Promptly notify Landlord when there are conditions that require repair by Landlord.

12. Comply with all rules and regulations made by Landlord from time to time, respecting the delivery or shipment of merchandise, supplies, and fixtures to and from the Demised Premises.

13. Immediately notify Landlord of any accident, fire or damage occurring to the Demised Premises.

14. Do anything or permit anything to be done which tends to destroy the peace and quiet of the Landlord, invitees or persons in the neighborhood.

15. Use or operate any equipment that in the Landlord's sole judgment is or may be harmful to the Demised Premises or the Building of which the Demised Premises is a part.

16. Conduct any auction, fire sale, bankruptcy sale, going-out-of-business sale, or lost-our-lease sale, in or about the Demised Premises.

17. On a daily schedule, keep the sidewalks and outside adjacent areas to the Demised Premises clear of debris, ice and snow.

18. The Building is a smoke-free environment. There shall be no smoking permitted anywhere in the building within and including common areas, bathrooms, hallways, stairwells and lobbies. Smoking is not permitted anywhere within the Tenant's Premises.

19. When electrical wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except with the prior written consent of Landlord, and shall be done only by contractors approved by Landlord.

20. Landlord shall have the right to prescribe the weight, size and position of all safes and other bulky or heavy equipment, massed files and all freight brought into the Building by Tenant, and also the times of moving the same in and out of the Building. All such moving must be done under the supervision of the Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause; but all damage done to the Building by moving or maintaining any such equipment or freight shall be repaired at the expense of the Tenant. All safes shall stand on a base of such size as shall be designated by the Landlord. The Landlord reserves the right to inspect all freight to be brought into the Building, and to exclude from the Building all freight which violates any of these Rules and Regulations, or violates the Lease, of which these Rules and Regulations are a part. Tenant shall provide the Landlord with ten (10) days written notice prior to the positioning or installation of any item requiring Landlord's attention under this paragraph.

21. Failure of Tenant to comply with these Rules and Regulations constitutes a Default under this Lease. After giving Tenant notice of such Default and an opportunity to cure the same within the time provided by this Lease, Landlord may (in addition to pursuing any other remedies available to Landlord under this Lease) take the action necessary to cure the Default at Tenant's expense. Tenant shall pay each such bill, as Additional Rent, within ten (10) days after Landlord gives Tenant notice of the amount due.